SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1996-A

(Exact name of registrant as specified in its charter)


          CALIFORNIA                        333-11095            13-2631719
(State or Other Jurisdiction         (Commission File      (I.R.S. Employer
 of Incorporation)                           Number)      Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                 60670-0126
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:               312/407-1902

Item 5.  Other Events

   On behalf of Countrywide Home Equity Loan Trust 1996-A, a Trust created pursuant to the Pooling Agreement, dated October 31, 1996, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated December 15, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due January 15, 2028.

               A. Monthly Report Information:
                  Aggregate distribution information for the current distribution date December 15, 1997.

                        Principal             Interest       Ending Balance

       Cede & Co.    $4,883,151.57          $968,961.09      $207,440,174.69

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.     Have any deficiencies occurred?  NO.
                             Date:
                             Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                             Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.     Item 1:  Legal Proceedings:  NONE

               G.     Item 2:  Changes in Securities:  NONE

               H.     Item 4:  Submission of Matters to a Vote of Security
                      Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE



Item 7.  Monthly Statements and Exhibits

         Exhibit No.
         1.    Monthly Statement to Certificateholders dated December 15 , 1997



             Statement to Certificateholders (Page 1 of 2)


             Distribution Date:                 11/17/97          12/15/97

                    INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

             A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS




                    Investor Certificate Interest Distributed
4.697653     3.938336
                    Investor Certificate Interest Shortfall Distributed
             0.000000      0.000000
                    Remaining Unpaid Investor Certificate Interest Shortfall
                    0.000000      0.000000

                    Managed Amortization Period ? (Yes=1; No=0)
             1      1
                    Investors Certificate Principal Distributed
       19.823302    19.847538
                      Principal Distribution Amount
18.865530    19.696195
                         Maximum Principal Payment
34.661742    31.158622
                         Alternative Principal Payment
18.865530    19.696195
                         Principal Collections less Additional Balances
             18.865530     19.696195
   Investor Loss Amount Distributed to Investors        0.957772      0.151342
                      Accelerated Principal Distribution Amount
       0.000000     0.000000
                      Credit Enhancement Draw Amount
0.00   0.00

                    Total Amount Distributed to Certificateholders (P & I)
                    24.520955     23.785874

             B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE


                    Beginning Investor Certificate Balance
"217,200,514.96 "   "212,323,326.26 "
                    Ending Investor Certificate Balance
"212,323,326.26 "   "207,440,174.69 "
                    Beginning Invested Amount
"221,217,382.19 "   "216,340,193.49 "
                    Ending Invested Amount
"216,340,193.49 "   "211,457,041.92 "
                    Investor Certificateholder Floating Allocation Percentage
                    97.4782%      97.4255%
                    Pool Factor                          0.8629868    0.8431392
                    Liquidation Loss Amount for Liquidated Loans
             "241,739.69 " "38,219.19 "
                    Unreimbursed Liquidation Loss Amount
       0.00  0.00

             Additional Servicing Fee                             #REF!
#REF!
             C.     POOL INFORMATION

                    Beginning Pool Balance
"226,940,331.68 "   "222,057,046.82 "
                    Ending Pool Balance
"222,057,046.82 "   "217,172,911.30 "
                    Servicer Removals form the Trust (Section 2.06)
             0.00   0.00
                    Servicing Fee                                  "94,558.47 "
"92,523.77 "

             D.     INVESTOR CERTIFICATE RATE


                    Investor Certificate Rate                     5.805000%
5.867500%
                    LIBOR Rate                                     5.625000%
5.687500%
                    Maximum Rate                                   9.395096%
9.392137%

             E.     DELINQUENCY & REO STATUS


                    Delinquent 30-59 days
                        No. of Accounts                            51     36
                       Trust Balances                    "1,195,685.48 "
"850,147.57 "
                    Delinquent 60-89 days
                        No. of Accounts                            12     15
                       Trust Balances                              "584,098.00
"338,218.67 "
                    Delinquent 90+ days
                        No. of Accounts                            21     0
                       Trust Balances                       "635,014.39 " 0.00
                    Delinquent 9+ Months
                        No. of Accounts                            4      6
                       Trust Balances                              "215,746 "
"285,670 "
                    REO
                        No. of Accounts                            2      0
                       Trust Balances                       "132,592.07 " 0.00


             Statement to Certificateholders (Page 2 of 2)


             Distribution Date:                                    11/17/97
12/15/97

                    "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
                    "this 08th day of December, 1997"



                           Countrywide Home Loans Formerly Known as Countrywide
Funding Corporation
                           as Servicer

                           _______________________________________


                            Sam Ilagan
                            Vice-President


















Distribution List:
Barbara Grosse - First National Bank of Chicago  Lupe Montero - Countrywide Home
Loans       Frank Skibo - FSA         Jose Baltasar - Countrywide Home Loans
Paul Marsilio - Lehman Brothers       Richard Pohl - Countrywide Home Loans
Margarette Carrette - Moody's Investors Service  Richard Marron-Countrywide Hom
Loans  Gail Brennan - Standard & Poor's Corp.    Dave Walker - Countrywide Home
Loans      Brain Sulker - Hall - Countrywide Home Loans


                                 SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                COUNTRYWIDE HOME EQUITY LOAN TRUST 1996-A



                                     By  _______________________________________
                                        Name:          Barbara Grosse
                                       Title:         Assistant Vice President

Dated:  December 31, 1997